EXHIBIT 1.1

                                    [FORM OF]

                        MELLON STUDENT LOAN TRUST ____-_

                                $---------------

                   FLOATING RATE CLASS ____ ASSET BACKED NOTES

                                $---------------


                   FLOATING RATE CLASS ____ ASSET BACKED NOTES

                                MELLON BANK, N.A.
                                    (SELLER)

                           NOTE UNDERWRITING AGREEMENT


                             ----------------, ----

---------------------,
as Representative of the
several Underwriters
---------------------
---------------------

Dear Sirs:

          1. INTRODUCTORY. Mellon Bank, N.A., a national banking association ("Mellon"), proposes to cause Mellon Student Loan Trust ____-_ the "Trust") to issue and sell $____________ principal amount of its Floating Rate Class ___ Asset Backed Notes (the "Class ___ Notes"), and $_________ principal amount of its Floating Rate Class __ Asset Backed Notes (the "Class __ Notes" and together with the Class ___ Notes, (the "Notes"), to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative. The Trust was formed pursuant to the Trust Agreement, dated as of __________, ____, as amended and restated by the Amended and Restated Trust Agreement, dated as of __________, ____ (as further amended and supplemented from time to time, collectively, the "Trust Agreement") between Mellon, as depositor and ________________, as Eligible Lender Trustee (the "Eligible Lender Trustee"). The assets of the Trust include, among other things, two pools of graduate and undergraduate student loans (collectively, the "Initial Financed Student Loans") and certain monies due thereunder on and after __________, ____, with respect to certain of the Initial Financed Student Loans, and __________, ____, with respect to certain other Initial Financed Student Loans (collectively, the "Cutoff Date"). Such Initial Financed Student Loans were sold to the Eligible Lender Trustee on behalf of the Trust by the Seller pursuant to the Sale and Servicing Agreement, dated as of __________, ____, (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among, the Trust, the Eligible Lender Trustee, Mellon, as master servicer (in such capacity, the "Master Servicer"), Mellon, as seller (in such capacity, the "Seller"), and Mellon, as administrator (in such capacity, the "Administrator"). The Master Servicer has also entered into two certain sub-servicing agreements to have the Financed Student Loans sub-serviced with each of __________________ ______________________ ("_____" and, in its capacity as a sub-servicer, a
"Sub-Servicer") and ________________________________________ ("_____" or a
"Sub-Servicer"). The Notes will be issued pursuant to the Indenture to be dated as of __________, ____ (as amended and supplemented from time to time, the "Indenture"), between the Trust and ________________, a ____________ banking corporation (the "Indenture Trustee"). After the Closing Date (as defined below), the Eligible Lender Trustee, acting on behalf of the Trust, will acquire certain additional student loans, identified in the Sale and Servicing Agreement on or prior to __________, ____ (the "Subsequent Pool Student Loans") and on or prior to the end of the Funding Period (the "Other Subsequent Student Loans"; and together with the Subsequent Pool Student Loans and Initial Financed Student Loans, the "Financed Student Loans") using amounts in certain accounts owned by the Trust which have been set aside for such purpose. In addition, the Administrator will perform certain administrative duties on behalf of the Trust pursuant to the Administration Agreement, dated as of __________, ____ (as amended and supplemented from time to time, the "Administration Agreement"), among the Indenture Trustee, the Trust and the Administrator. The Sale and Servicing Agreement, the Indenture, the Trust Agreement and, the Administration Agreement are referred to herein as the "Basic Documents."

          Simultaneously with the issuance and sale of the Notes as contemplated herein, and pursuant to the Trust Agreement, the Trust will issue $_____________ principal amount of its Floating Rate Asset Backed Certificates (the "Certificates"), representing a fractional undivided ownership interest in the Trust, which will be sold pursuant to an underwriting agreement dated the date hereof (the "Certificate Underwriting Agreement") between the Seller and the Representative.

          Capitalized terms used and not otherwise defined herein shall have the meanings given them in Appendix A attached hereto.

          2. REPRESENTATIONS AND WARRANTIES OF THE SELLER. (a) The Seller represents and warrants to and agrees with the several Underwriters that:

          (i) A registration statement on Form S-3 (Registration No. 333-______) has been filed with the Securities and Exchange Commission (the "Commission"), including a related preliminary base prospectus and a preliminary prospectus supplement, for the registration under the Act of the offering and sale of the Notes and the Certificates. The Seller may have filed one or more amendments thereto, each of which amendments has previously been furnished to the Representative. The Seller will next file with the Commission (i) after effectiveness of such registration statement, a final base prospectus and a final prospectus supplement relating to the Notes in accordance with Rules 430A and 424(b)(1) or (4) under the Securities Act of 1933, as amended (the "Act"), or (ii) a final base prospectus and a final prospectus supplement relating to the Notes in accordance with Rules 415 and 424(b)(2) or (5).

          The Seller has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Notes and the offering thereof. As filed such final prospectus supplement shall include all Rule 430A Information, together with all other such required information, with respect to the Notes and the offering thereof and, except to the extent that the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary base prospectus and preliminary prospectus supplement, if any, that have previously been furnished to the Representative) as the Seller has advised the Representative, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

          For purposes of this Note Underwriting Agreement (this "Agreement"), "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. Such registration statement, as amended at the Effective Time, including all information deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, and including the exhibits thereto and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement." "Base Prospectus" shall mean any prospectus referred to above contained in the Registration Statement at the Effective Date, including any Preliminary Prospectus Supplement. "Preliminary Prospectus Supplement" shall mean the preliminary prospectus supplement to the Base Prospectus which describes the Notes and the offering thereof and is used prior to filing of the Prospectus. "Prospectus" shall mean the prospectus supplement relating to the Notes that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus or, if no filing pursuant to Rule 424(b) is required, shall mean the prospectus supplement relating to the Notes, including the Base Prospectus, included in the Registration Statement at the Effective Date. "Rule 430A Information" means information with respect to the Notes and the offering of the Notes permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, a Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, if any, pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, such Preliminary Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Base Prospectus, to any Preliminary Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          (ii) As of the Closing Date (as defined below), Mellon's representations and warranties in the Basic Documents to which it is a party will be true and correct in all material respects.

          (iii) This Agreement has been duly authorized, executed and delivered by the Seller. The execution, delivery and performance of this Agreement and the issuance and sale of the Notes and compliance with the terms and provisions hereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the properties of the Seller is subject which could reasonably be expected to have a material adverse effect on the transactions contemplated herein. The Seller has full corporate power and authority to cause the Trust to authorize, issue and sell the Notes, all as contemplated by this Agreement.

          (iv) Other than as contemplated by this Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from the Seller or any of its subsidiaries any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

          (v) All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

          (vi) The Seller's assignment and delivery of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust as of the Closing Date will vest in the Eligible Lender Trustee on behalf of the Trust all the Seller's right, title and interest therein, or will result in a first priority perfected security interest therein, in either case subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

          (vii) The Trust's assignment of the Financed Student Loans to the Indenture Trustee pursuant to the Indenture will vest in the Indenture Trustee, for the benefit of the holders of the Notes, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

          (viii) The Seller is not, and after giving effect to the offering and sale of the Notes, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");

          (b) The Seller hereby agrees with the Underwriters that, for all purposes of this Agreement, the only information furnished to the Seller by the Underwriters through the Representative specifically for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, are the statements relating to stabilization on the inside cover page of, and the statements under the caption "Underwriting" in, the preliminary prospectus and the Prospectus.

          3. PURCHASE, SALE AND DELIVERY OF THE NOTES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to cause the Trust to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, at a purchase price of ____% of the principal amount of the Class ____ Notes, at a purchase price of ____% of the principal amount of the Class ____ Notes the respective principal amounts of each class of Notes set forth opposite the names of the Underwriters in Schedule I hereto. In addition, the Seller agrees to cause the Underwriters to be paid an aggregate structuring fee in connection with the structuring of the Notes and the Certificates of $_____________.

          The Seller will deliver the Notes to the Representative for the respective accounts of the Underwriters, against payment of the purchase price to or upon the order of the Seller by wire transfer or check in Federal (same day) Funds, at the office of _______________________ _________________________, on ______________, ________, or at such other time not later than seven full business days thereafter as the Representative and the Seller determine, such time being herein referred to as the "Closing Date." The Notes to be so delivered will be initially represented by one or more Notes of each class registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under the limited circumstances specified in the Indenture.

          4. OFFERING BY THE UNDERWRITERS. It is understood that, after the Registration Statement becomes effective, the several Underwriters propose to offer the Notes for sale to the public (which may include selected dealers) as set forth in the Prospectus.

          5. COVENANTS OF THE SELLER. The Seller covenants and agrees with the several Underwriters that:

          (a) Prior to the termination of the offering of the Notes, the Seller will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Seller has furnished the Representative a copy for its review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably objects. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Seller will file the Prospectus, properly completed, and any supplement thereto, with the Commission pursuant to and in accordance with the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing.

          (b) The Seller will advise the Representative promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectus and will not effect such amendment or supplementation without the consent of the Representative prior to the Closing Date, and thereafter will not effect any such amendment or supplementation to which the Representative reasonably objects; the Seller will also advise the Representative promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information; and the Seller will also advise the Representative promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution of this Agreement) and of any amendment or supplement to the Registration Statement or the Prospectus and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose and the Seller will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting of any issued stop order.

          (c) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Exchange Act, the Seller promptly will prepare and file, or cause to be prepared and filed, with the Commission an amendment or supplement which will correct such statement or omission, or an amendment or supplement which will effect such compliance. Neither the consent of the Representative to, nor the delivery of the several Underwriters of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Seller will cause the Trust to make generally available to the holders of the Notes an earnings statement of the Trust covering a period of at least twelve months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the applicable Rules and Regulations thereunder. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Trust's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Seller will furnish to the Representative copies of the Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests.

          (f) The Seller will arrange for the qualification of the Notes for sale under the laws of the States of _____________, ______________, and __________, and will continue such qualifications in effect so long as required for the distribution.

          (g) For a period from the date of this Agreement until the retirement of the Notes, or until such time as the several Underwriters shall cease to maintain a secondary market in the Notes, whichever occurs first, the Seller will deliver to the Representative the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Indenture Trustee or the Eligible Lender Trustee pursuant to the Sale and Servicing Agreement, as soon as such statements and reports are furnished to the Indenture Trustee or the Eligible Lender Trustee.

          (h) So long as any of the Notes is outstanding, the Seller will furnish to the Representative (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to the holders of the Notes or filed with the Commission on behalf of the Trust pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any order of the Commission thereunder and (ii) from time to time, any other information concerning the Seller as the Representative may reasonably request only insofar as such information reasonably relates to the Registration Statement or the transactions contemplated by the Basic Documents.

          (i) On or before the Closing Date, the Seller shall mark its accounting and other records, if any, relating to the Initial Financed Student Loans and shall instruct the Master Servicer (which shall cause each Sub-Servicer) to mark the computer records of the Master Servicer (or such Sub-Servicer) relating to the Financed Student Loans to show the absolute ownership by the Eligible Lender Trustee on behalf of the Trust of the Financed Student Loans, and from and after the Closing Date the Seller shall not and shall require that the Master Servicer (which shall ensure that any Sub-Servicer) shall not take any action inconsistent with the ownership by the Eligible Lender Trustee on behalf of the Trust of such Initial Financed Student Loans, other than as permitted by the Sale and Servicing Agreement.

          (j) To the extent, if any, that the rating provided with respect to the Notes by the rating agency or agencies that initially rate the Notes is conditional at the time of issuance of the Notes upon the furnishing of documents or the taking of any other actions by the Seller agreed upon on or prior to the Closing Date, the Seller shall furnish such documents and take any such other actions. A copy of any such document shall be provided to the Representative at the time it is delivered to the rating agencies.

          (k) For the period beginning on the date of this Agreement and ending 90 days after the Closing Date, neither the Seller nor any trust originated, directly or indirectly, by the Seller will, without the prior written consent of the Representative, offer to sell or sell notes (other than the Notes) collateralized by, or certificates (other than the Certificates) evidencing an ownership interest in, student loans; PROVIDED, HOWEVER, that this shall not be construed to prevent the sale of student loans by the Seller.

          (l) The Seller will apply the net proceeds of the offering and the sale of the Notes and the Certificates that it receives in the manner set forth in the Prospectus under the caption "Use of Proceeds."

          (m) The Seller will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the documents (including the Registration Statement and Prospectus) (ii) the preparation, issuance and delivery of the Notes to the Representative, (iii) the fees and disbursements of the Seller's counsel and accountants, (iv) the qualification of the Notes under securities laws in accordance with the provisions of Section 5(f), including filing fees and the fees and disbursements of counsel for the Representative in connection therewith and in connection with the preparation of any blue sky or legal investment survey, if any is requested,
(v) the printing and delivery to the Representative of copies of the Registration Statement as originally filed and of each amendment thereto, (vi) the printing and delivery to the Representative of copies of any blue sky or legal investment survey prepared in connection with the Notes, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc. and (ix) the fees and expenses of ________________, in its role as counsel to the Trust incurred as a result of providing the opinions required by Section 6(h) hereof.

          6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Seller herein, to the accuracy of the written statements of officers of the Seller made pursuant to the provisions of this Section, to the performance by the Seller of its obligations hereunder and to the following additional conditions precedent:

          (a) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 6:00 p.m., New York City time, on the date of this Agreement or such later time or date as shall have been consented to by the Representative.

          (b) If the Effective Time is prior to the execution and delivery of this Agreement, the Prospectus and any supplements thereto shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller or the Representative, shall be contemplated by the Commission.

          (c) The Representative shall have received a letter, dated on or prior to the Closing Date of ______________________ on behalf of the Seller confirming that such accountants are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, and substantially in the form of the drafts to which the Representative has previously agreed and otherwise in form and substance reasonably satisfactory to the Representative and its counsel.

          (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust, Mellon which, in the judgment of the Representative, materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes; (ii) any downgrading in the rating of any debt securities of Mellon by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of Mellon (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (iv) any suspension of trading of any securities of Mellon on any exchange or in the over-the-counter market; (v) any banking moratorium declared by Federal or New York authorities; or (vi) any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (vi) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

          (e) The Representative shall have received an opinion of ________________, Esq., General Counsel of Mellon, as counsel for Mellon, as the Seller, the Master Servicer, and the Administrator, dated the Closing Date, in the form attached hereto as Exhibit A, or as is otherwise satisfactory in form and substance to the Representative and its counsel.

          (f) The Representative shall have received an opinion of ______________, counsel to the Seller, dated the Closing Date, in the form attached hereto as Exhibit B, or as is otherwise satisfactory in form and substance to the Representative and its counsel.

          (g) [Reserved]

          (h) The Representative shall have received an opinion addressed to the several Underwriters of ________________, in its capacity as Federal tax and ERISA counsel for the Trust, to the effect that the statements in the Prospectus under the headings "Summary of Terms--Tax Consequences" and "Federal Tax Consequences for Trusts for which a Partnership Election is Made--Tax Consequences to Holders of the Notes" accurately describe the material Federal income tax consequences to holders of the Notes, and the statements in the Prospectus under the headings "Summary of Terms--ERISA Considerations" and "ERISA Considerations" to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and accurately describe the material consequences to holders of the Notes under ERISA. ________________, in its capacity as special counsel to the Trust, shall have delivered an opinion with respect to the characterization of the transfer of the Initial Financed Student Loans.

          (i) The Representative shall have received an opinion addressed to the several Underwriters of ________________, in its capacity as special counsel to the several Underwriters, dated the Closing Date, with respect to the validity of the Notes and the Certificates and such other related matters as the Representative shall reasonably require and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (j) The Representative shall have received an opinion of ________________, special student loan counsel to the Representative and, in the case of clause (iii) below, special student loan counsel to the Eligible Lender Trustee, dated the Closing Date, satisfactory in form and substance to the Representative, to the effect that:

          (i) the agreements implementing the Program, (including the Coordination Agreements) and the Relevant Documents (as defined in such opinion), and the transactions contemplated by the Relevant Documents, conform in all material respects to the applicable requirements of the Higher Education Act, and that, upon the due authorization, execution and delivery of the Relevant Documents and the consummation of such transactions, the Financed Federal Loans, legal title to which will be held by the Eligible Lender Trustee on behalf of the Trust, will qualify, subject to compliance with all applicable origination and servicing requirements, for all applicable federal assistance payments, including federal reinsurance and federal interest subsidies and special allowance payments;

          (ii) such counsel has examined the Prospectus, and nothing has come to such counsel's attention that would lead such counsel to believe that, solely with respect to the Higher Education Act and the student loan business, the Prospectus or any amendment or supplement thereto as of the respective dates thereof or on the Closing Date contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading; and

          (iii) the Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to the Financed Federal Loans.

          (k) The Representative shall have received an opinion of counsel to ________________, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

          (i) ________________ has been duly organized and is validly existing as an agency of ________________ in good standing under the laws thereof with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the ________________ Sub-Servicing Agreement and the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to ________________'s obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to service the Financed Student Loans it is servicing, to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

          (ii) _____ is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render any Financed Student Loan or _____'s obligation under its Guarantee Agreement unenforceable by or on behalf of the Trust.

          (iii) Each of the _____ Sub-Servicing Agreement and the Guarantee Agreement to which it is a party (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to _____'s obligations under such Guarantee Agreement) to which _____ is a party has been duly authorized, executed and delivered by _____ and is the legal, valid and binding obligation of _____ enforceable against _____ in accordance with its terms, notwithstanding the existence of any doctrine of sovereign immunity except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (iv) Neither the execution and delivery by _____ of the _____ Sub-Servicing Agreement or the Guarantee Agreement to which it is a party, nor the consummation by _____ of the transactions contemplated therein nor the fulfillment of the terms thereof by _____ will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of _____ or of any indenture or other agreement or instrument to which _____ is a party or by which _____ is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to _____ of any court, regulatory body, administrative agency or governmental body having jurisdiction over _____.

          (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against _____ before or by any governmental authority that might materially and adversely affect the performance by _____ of its obligations under, or the validity or enforceability of, the _____ Sub-Servicing Agreement or the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to _____'s obligations under such Guarantee Agreement) to which it is a party.

          (vi) Nothing has come to such counsel's attention that would lead such counsel to believe that the representations and warranties of _____ contained in the _____ Sub-Servicing Agreement are other than as stated therein.

          (l) The Representative shall have received an opinion of counsel to ________________, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

          (i) ________________ has been duly organized and is validly existing as a ______________ corporation in good standing under the laws thereof with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the _____ Sub-Servicing Agreement, and had at all relevant times, and now has, the power, authority and legal right to service the Financed Student Loans it is servicing.

          (ii) The _____ Sub-Servicing Agreement has been duly authorized, executed and delivered by _____ and is the legal, valid and binding obligation of _____ enforceable against _____ in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (iii) Neither the execution and delivery by _____ of the _____ Sub-Servicing Agreement, nor the consummation by _____ of the transactions contemplated therein nor the fulfillment of the terms thereof by _____ will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of _____ or of any indenture or other agreement or instrument to which _____ is a party or by which _____ is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to _____ of any court, regulatory body, administrative agency or governmental body having jurisdiction over _____.

          (iv) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against _____ before or by any governmental authority that might materially and adversely affect the performance by _____ of its obligations under, or the validity or enforceability of, the _____ Sub-Servicing Agreement.

          (v) Nothing has come to such counsel's attention that would lead such counsel to believe that the representations and warranties of _____ contained in the _____ Sub-Servicing Agreement are other than as stated therein.

          (m) The Representative shall have received an opinion of counsel to the Massachusetts Higher Education Assistance Corporation, now doing business as _____________________, a _____________ corporation ("______"), dated the Closing
Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

          (i) _____ has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of ________________ with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to _____'s obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

          (ii) _____ is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render _____'s obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

          (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to _____'s obligations under such Guarantee Agreement) to which _____ is a party has been duly authorized, executed and delivered by _____ and is the legal, valid and binding obligation of _____ enforceable against _____ in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and
     (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (iv) Neither the execution and delivery by _____ of the Guarantee Agreement to which it is a party, nor the consummation by _____ of the transactions contemplated therein nor the fulfillment of the terms thereof by _____ will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of _____ or of any indenture or other agreement or instrument to which _____ is a party or by which _____ is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to _____ of any court, regulatory body, administrative agency or governmental body having jurisdiction over _____.

          (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against _____ before or by any governmental authority that might materially and adversely affect the performance by _____ of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to _____'s obligations under such Guarantee Agreement) to which it is a party.

         (n) The Representative shall have received an opinion of counsel to the ______________________ ("_____"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

          (i) _____ has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of _________ with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to _____'s obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

          (ii) _____ is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render _____'s obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

          (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to _____'s obligations under such Guarantee Agreement) to which _____ is a party has been duly authorized, executed and delivered by _____ and is the legal, valid and binding obligation of _____ enforceable against _____ in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and
     (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (iv) Neither the execution and delivery by _____ of the Guarantee Agreement to which it is a party, nor the consummation by _____ of the transactions contemplated therein nor the fulfillment of the terms thereof by _____ will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of _____ or of any indenture or other agreement or instrument to which _____ is a party or by which _____ is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to _____ of any court, regulatory body, administrative agency or governmental body having jurisdiction over -----.

          (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against _____ before or by any governmental authority that might materially and adversely affect the performance by _____ of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to _____'s obligations under such Guarantee Agreement) to which it is a party.

          (o) [RESERVED]

          (p) [RESERVED]

          (q) [RESERVED]

          (r) [RESERVED]

          (s) [RESERVED]

          (t) [RESERVED]

          (u) The Representative shall have received an opinion of ___________, counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

          (i) The Indenture Trustee is a ___________ banking corporation duly incorporated or organized under the laws of ___________.

          (ii) The Indenture Trustee has the full corporate trust power to accept the office of indenture trustee under the Indenture, the Sale and Servicing Agreement and the Administration Agreement.

          (iii) The execution and delivery of the Indenture, its acceptance of the Sale and Servicing Agreement and the performance by the Indenture Trustee of its obligations under the Indenture, the Sale and Servicing Agreement and the Administration Agreement have been duly authorized by all necessary action of the Indenture Trustee and each has been duly executed and delivered by the Indenture Trustee.

          (iv) The Indenture, the Sale and Servicing Agreement and the Administration Agreement constitute valid and binding obligations of the Indenture Trustee enforceable against the Indenture Trustee in accordance with their terms under the laws of the State of New York and the Federal law of the United States.

          (v) The execution and delivery by the Indenture Trustee of the Indenture and the Administration Agreement and the acceptance of the Sale and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any New York or United States Federal governmental authority, other than the qualification of the Indenture Trustee under the Trust Indenture Act.

          (vi) Each of the Notes has been duly authenticated by the Indenture Trustee.

          (vii) Neither the consummation by the Indenture Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture or the Administration Agreement nor the fulfillment of the terms thereof by the Indenture Trustee will conflict with, result in the breach or violation of, or constitute a default under any law or the charter, by-laws or other organizational documents of the Indenture Trustee or the terms of any indenture or other agreement or instrument known to such counsel and to which the Indenture Trustee or any of its subsidiaries is a party or is bound or any judgment, order or decree known to such counsel to be applicable to the Indenture Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Indenture Trustee or any of its subsidiaries.

          (viii) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge after due inquiry, threatened against the Indenture Trustee (as indenture trustee under the Indenture or in its individual capacity) before or by any governmental authority that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, the Indenture, the Sale and Servicing Agreement or the Administration Agreement.

          (ix) The execution, delivery and performance by the Indenture Trustee of the Indenture and the Administration Agreement, and the acceptance of the Sale and Servicing Agreement, will not subject any of the property or assets of the Trust or any portion thereof, to any lien created by or arising under the Indenture Trustee that are unrelated to the transactions contemplated in such agreements.

          (v) The Representative shall have received an opinion of counsel to the Eligible Lender Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

          (i) The Eligible Lender Trustee is a ___________ banking association duly incorporated or organized and validly existing under the laws of the
     ________________.

          (ii) The Eligible Lender Trustee has the full corporate trust power to accept the office of eligible lender trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement, the Sale and Servicing Agreement and, on behalf of the Trust, under the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Guarantee Agreements.

          (iii) The execution and delivery of the Trust Agreement and the Sale and Servicing Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Guarantee Agreements, and the performance by the Eligible Lender Trustee of its obligations under the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Guarantee Agreements have been duly authorized by all necessary action of the Eligible Lender Trustee and each has been duly executed and delivered by the Eligible Lender Trustee.

          (iv) The Trust Agreement, the Sale and Servicing Agreement and the Administration Agreement constitute valid and binding obligations of the Eligible Lender Trustee enforceable against the Eligible Lender Trustee in accordance with their terms.

          (v) The execution and delivery by the Eligible Lender Trustee of the Trust Agreement and the Sale and Servicing Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Guarantee Agreements do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

          (vi) Each of the Certificates has been duly executed and delivered by the Eligible Lender Trustee, as eligible lender trustee and authenticating agent. Each of the Notes has been duly executed and delivered by the Eligible Lender Trustee, on behalf of the Trust.

          (vii) Neither the consummation by the Eligible Lender Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture, the Trust Agreement or the Administration Agreement nor the fulfillment of the terms thereof by the Eligible Lender Trustee will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, by-laws or other organizational documents of the Eligible Lender Trustee or the terms of any indenture or other agreement or instrument known to such counsel and to which the Eligible Lender Trustee or any of its subsidiaries is a party or is bound or any judgment, order or decree known to such counsel to be applicable to the Eligible Lender Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Eligible Lender Trustee or any of its subsidiaries.

          (viii) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge after due inquiry, threatened against the Eligible Lender Trustee (as eligible lender trustee under the Trust Agreement or in its individual capacity) before or by any governmental authority that might materially and adversely affect the performance by the Eligible Lender Trustee of its obligations under, or the validity or enforceability of, the Trust Agreement or the Sale and Servicing Agreement.

          (ix) The execution, delivery and performance by the Eligible Lender Trustee of the Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Administration Agreement or any Guarantee Agreement will not subject any of the property or assets of the Trust or any portion thereof, to any lien created by or arising under the Eligible Lender Trustee that are unrelated to the transactions contemplated in such agreements.

          (w) The Representative shall have received an opinion of ___________, Delaware counsel to the Trust, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel.

          (x) The Representative shall have received an opinion of ___________, counsel to ___________ in its capacity as Delaware Trustee under the Trust Agreement, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel.

          (y) The Representative shall have received certificates dated the Closing Date of any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of Mellon in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of Mellon, contained in each Basic Document to which it is a party, are true and correct in all material respects, that Mellon has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements, in whatever capacity it is a party to such agreements, at or prior to the Closing Date, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and (ii) since ___________, ____, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust or Mellon, as applicable, has occurred.

          (z) The Representative shall have received certificates dated the Closing Date of any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of each of the Sub-Servicers in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of such Sub-Servicer contained in the related Subservicing Agreement are true and correct in all material respects, and that such Sub-Servicer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (ii) since ______________, ____ except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of such Sub-Servicer.

          (aa) The Representative shall have received evidence satisfactory to it that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the States of ___________, ____________ and ________, as applicable, reflecting the transfer of the interest of the Seller in the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust and the proceeds thereof to the Trust and the grant of the security interest by the Trust in the Financed Student Loans and the proceeds thereof to the Indenture Trustee.

          (bb) Each Class of Notes has been given at least the following ratings from [Fitch IBCA, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), and Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P" and each a "Rating Agency"),] and no Rating Agency shall have placed any class of Notes under surveillance or review with possible negative implications:

        CLASS OF NOTES       FITCH            Moody's                    S&P
        --------------       -----                                       ---

          Class ___          [AAA]             [Aaa]                    [AAA]
          Class ___          [AAA]             [Aaa]                    [AAA]

          (cc) The issuance of the Notes and the Certificates shall not have resulted in a reduction or withdrawal by any Rating Agency of the current rating of any outstanding securities issued or originated by the Seller or any of its affiliates.

          (dd) On the Closing Date, $______________ principal amount of the Asset Backed Certificates shall have been issued and sold.

          (ee) [RESERVED]

          (ff) _____ shall have furnished to the Representative a certificate of _____, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to _____ in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (gg) _____ shall have furnished to the Representative a certificate of _____, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to _____ in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (hh) _____ shall have furnished to the Representative a certificate of _____, signed by the President or any Executive Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to _____ in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (ii) _____ shall have furnished to the Representative a certificate of _____, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to _____ in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (jj) [RESERVED]

          (kk) [RESERVED]

          (ll) [RESERVED]

          (mm) [RESERVED]

          (nn) [RESERVED]

          (oo) Each of the Basic Documents shall have been executed and delivered by the parties thereto. Each of the Sub-Servicers shall have executed and delivered the related Sub-Servicing Agreement. Each of the Guarantors shall have executed and delivered the related Guarantee Agreement.

          The Seller will provide or cause to be provided to the Representative such conformed copies of such of the foregoing opinions, certificates, letters and documents as the Representative reasonably requests.

          7. INDEMNIFICATION AND CONTRIBUTION. (a) The Seller will indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in
(x) the Registration Statement, the Preliminary Prospectus Supplement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) the Prospectus or any amendment or supplement thereto or any related Preliminary Prospectus Supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Seller will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Seller by any Underwriter through the Representative specifically for use therein.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Seller against any losses, claims, damages or liabilities to which the Seller may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (x) the Registration Statement, the Preliminary Prospectus Supplement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) the Prospectus or any amendment or supplement thereto or any related Preliminary Prospectus Supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such Underwriter furnished to the Seller by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Seller in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of the counsel appointed by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for fees and expenses for more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or related actions in the same jurisdiction arising out of the same general allegations or circumstances unless any such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to or in conflict with those available to the other indemnified parties and in the judgment of such counsel it is advisable for such indemnified party to employ separate counsel. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnifying party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Seller on the one hand and the Underwriters on the other from the offering of the Notes or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Seller on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Seller on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Seller bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by PRO RATa allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except as may be provided in any agreement among the Underwriters relating to the offering of the Notes. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion their respective underwriting obligations and not joint.

          (e) The obligations of the Seller under this Section shall be in addition to any liability which the Seller may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Seller, to each officer of the Seller who has signed the Registration Statement and to each person, if any, who controls the Seller within the meaning of the Act.

          8. SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Seller or its officers and of the several Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Seller shall remain responsible for the expenses to be paid or reimbursed by the Seller pursuant to
Section 5 and the respective obligations of the Seller and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Notes by the Underwriters is not consummated (other than pursuant to Section
9), the Seller will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Notes.

          9. FAILURE TO PURCHASE THE NOTES. If any Underwriter or Underwriters default in their obligations to purchase its portion of the Notes hereunder and the aggregate principal amount of the Notes that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Notes, the Representative may make arrangements satisfactory to the Seller for the purchase of such Notes by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Notes that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of the Notes with respect to such default or defaults exceeds 10% of the total principal amount of the Notes and arrangements satisfactory to the Representative and the Seller for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Seller, except as provided in Section 7. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter or Underwriters from liability for its default.

          10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative at ______________________________, Attention:
______________; if sent to the Seller, will be mailed, delivered or telegraphed and confirmed to it at Mellon Bank, N.A., One Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258, Attention: ________________; PROVIDED, -------- HOWEVER, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter. Any such notice will take effect at the time of receipt.

          11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

          12. REPRESENTATION OF UNDERWRITERS. The Representative shall act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

          13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

          14. APPLICABLE LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York.

          If the foregoing is in accordance with the understanding of the Representative of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Seller and the several Underwriters in accordance with its terms.

                                   Very truly yours,


                                   MELLON BANK, N.A.


                                   By:
                                         Name:
                                         Title:

The foregoing Note Underwriting
Agreement is hereby confirmed and
accepted as of the date first
written above.
                                  ------------------------------------


                                  By:
                                        Name:
                                        Title:


                                  Acting on behalf of itself and
                                  as Representative of the
                                  several Underwriters.

                                                                    SCHEDULE I

                                         CLASS ____               Class ____

--------------------...........        $-------------          $-------------
--------------------...........        $-------------          $-------------
--------------------...........        $-------------          $-------------
Total..........................        $_____________          $_____________

                                                                    APPENDIX A

                [See Appendix A to Sale and Servicing Agreement]

                                                                     EXHIBIT A

                           [Mellon Bank, N.A. opinion]

                                                                     EXHIBIT B

                       [_______________________ opinions]